                                                                    EXHIBIT 4.12


================================================================================


                               D.R. HORTON, INC.,

                          THE GUARANTORS PARTY HERETO,

                                       AND

                                 U.S. BANK, N.A.
         (successor by merger to U.S. Bank Trust National Association), as
                                     Trustee



                                   -----------

                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of February 21, 2002

                                   -----------



                           Supplementing the Indenture
                            Dated as of June 28, 2001
                               with respect to the
                   10 1/2% Senior Subordinated Notes Due 2011


================================================================================

         THIS FIRST SUPPLEMENTAL INDENTURE, dated as of February 21, 2002, by and among D.R. HORTON, INC., a Delaware corporation (the "Company"), the EXISTING GUARANTORS (as defined herein), the ADDITIONAL GUARANTORS (as defined herein) and U.S. BANK, N.A., as successor by merger to U.S. Bank Trust National Association, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, Schuler Homes, Inc., a Delaware corporation ("Schuler") and the guarantors signatory thereto (the "Existing Guarantors") executed and delivered the Indenture dated as of June 28, 2001 (the "Indenture"), to the Trustee, pursuant to which Schuler issued $150,000,000 principal amount of 10 1/2% Senior Subordinated Notes due 2009 (the "Securities");

         WHEREAS, on February 21, 2002, pursuant to the laws of the State of Delaware and in accordance with the terms of the Agreement and Plan of Merger, dated as of October 22, 2001, as amended (the "Merger Agreement"), by and between the Company and Schuler, Schuler was duly merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger");

         WHEREAS, as a result of the Merger, the Company succeeded to all obligations, duties and liabilities of Schuler under the Indenture and the Securities as if incurred or contracted by the Company;

         WHEREAS, the Company desires to amend the Indenture to provide for the assumption by the Company of all Obligations of Schuler pursuant to Section 5.01 of the Indenture and that all references to Schuler shall now, where appropriate, be references to "D.R. Horton, Inc.";

         WHEREAS, Schuler has a new Subsidiary, Western Pacific Housing, Inc. (formerly known as Schuler Homes Holdco, Inc.), a Delaware corporation ("WPHI"), which has been designated as a Restricted Subsidiary;

         WHEREAS, prior to the effective time of the Merger, pursuant to an Agreement and Plan of Merger, dated as of February 15, 2002, by and among WPHI, each of the limited partnerships identified therein, each of the limited liability companies identified therein, and WPH Management Co., Inc., a California corporation (collectively, the "Merged Guarantors"), the Merged Guarantors merged with and into WPHI, with WPHI as the surviving corporation;

         WHEREAS, each of the Merged Guarantors was a Guarantor under the Indenture;

         WHEREAS, the Company desires to amend the Indenture to provide for the assumption by WPHI of all Obligations of the Merged Guarantors pursuant to
Section 5.01 of the Indenture;

         WHEREAS, pursuant to Section 4.18 of the Indenture, the Company is required to cause any Restricted Subsidiary (the "Additional Guarantors") to guarantee, simultaneously with its designation as a Restricted Subsidiary, the payment of the Securities pursuant to the terms of Article 11 and Exhibit B of the Indenture; and

         WHEREAS, the execution of this First Supplemental Indenture has been duly authorized by the Boards of Directors of the Company, the Merged Guarantors and the Additional Guarantors and all things necessary to make this First Supplemental Indenture a legal, valid, binding and enforceable obligation of the Company and the Additional Guarantors according to its terms have been done and performed;

         NOW THEREFORE, for and in consideration of the premises, the Company and the Additional Guarantors covenant and agree with the Trustee for the equal and ratable benefit of the respective holders of the Securities as follows:

                                   ARTICLE I.

                                 CHANGE OF NAME

         1.1. The Company hereby assumes all the Obligations of Schuler under the Indenture, the Securities and the Registration Rights Agreement.

         1.2. The Indenture is hereby amended so that all references to Schuler shall, where appropriate, be deemed to be referenced to "D.R. Horton, Inc." and further amended to reflect such changes in phraseology or form as may be required thereby. Section 12.02 to the Indenture is hereby amended so that the references to the Company's address shall be deemed to be 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006, Attention: Chief Financial Officer.

         1.3. Each series of Securities under the Indenture shall rank pari passu, on at least an equal and ratable basis, with the securities issued under the Indenture, dated as of September 11, 2000, relating to the 9 3/8% Senior Subordinated Notes due 2011, by and among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee.

                                   ARTICLE II.

                                FORM OF SECURITY

         2.1. In accordance with Article I of this First Supplemental Indenture, Exhibit A to the Indenture is hereby amended so that all references to Schuler shall, where appropriate, be deemed to be referenced to "D.R. Horton, Inc." and further amended to reflect such changes in phraseology or form as may be required thereby. Exhibit A to the Indenture is hereby amended so that the references to the Company's address shall be deemed to be 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006, Attention: Chief Financial Officer.

                                  ARTICLE III.

                              ADDITIONAL GUARANTORS

         3.1. In accordance with Sections 4.18 and 11.13 of the Indenture, the following Additional Guarantors hereby severally agree to be subject to and bound by the terms of the Indenture applicable to a Guarantor and hereby jointly and severally unconditionally and irrevocably guarantee on a senior basis the payment of the Securities pursuant to the terms of Article 11 of the Indenture:

Name                                                             Jurisdiction of Organization
----                                                             ----------------------------
C. Richard Dobson Builders, Inc.                                         Virginia
CH Investments of Texas, Inc.                                            Delaware
CHI Construction Company                                                 Arizona
CHTEX of Texas, Inc.                                                     Delaware
Continental Homes, Inc.                                                  Delaware
Continental Homes of Florida, Inc.                                       Florida
Continental Homes of Texas, L.P.                                         Texas
Continental Residential, Inc.                                            California
D.R. Horton, Inc. - Birmingham                                           Alabama
D.R. Horton, Inc. - Chicago                                              Delaware
D.R. Horton, Inc. - Denver                                               Delaware
D.R. Horton, Inc. - Dietz-Crane                                          Delaware
D.R. Horton, Inc. - Greensboro                                           Delaware
D.R. Horton, Inc. - Jacksonville                                         Delaware
D.R. Horton, Inc. - Louisville                                           Delaware
D.R. Horton Los Angeles Holding Company, Inc.                            California
D.R. Horton Management Company, Ltd.                                     Texas
D.R. Horton, Inc. - Minnesota                                            Delaware
D.R. Horton, Inc. - New Jersey                                           Delaware
D.R. Horton, Inc. - Portland                                             Delaware
D.R. Horton, Inc. - Sacramento                                           California
D.R. Horton San Diego Holding Company, Inc.                              California
D.R. Horton - Emerald, Ltd.                                              Texas
D.R. Horton - Texas, Ltd.                                                Texas
D.R. Horton, Inc. - Torrey                                               Delaware
DRH Cambridge Homes, Inc.                                                California
DRH Cambridge Homes, LLC                                                 Delaware
DRH Construction, Inc.                                                   Delaware
DRH Regrem II, Inc.                                                      Delaware
DRH Regrem III, Inc.                                                     Delaware
DRH Regrem IV, Inc.                                                      Delaware

Name                                                             Jurisdiction of Organization
----                                                             ----------------------------
DRH Regrem V, Inc.                                                       Delaware
DRH Regrem VII, LP                                                       Texas
DRH Regrem VIII, LLC                                                     Delaware
DRH Southwest Construction, Inc.                                         California
DRH Title Company of Colorado, Inc.                                      Colorado
DRH Tucson Construction, Inc.                                            Delaware
DRHI, Inc.                                                               Delaware
KDB Homes, Inc.                                                          Delaware
Meadows I, Ltd.                                                          Delaware
Meadows II, Ltd.                                                         Delaware
Meadows VIII, Ltd.                                                       Delaware
Meadows IX, Inc.                                                         New Jersey
Meadows X, Inc.                                                          New Jersey
Western Pacific Housing, Inc.                                            Delaware
D.R. Horton-Schuler Homes, LLC                                           Delaware
Western Pacific Housing-Park Avenue East, LLC                            Delaware
Western Pacific Housing-Park Avenue West, LLC                            Delaware
Western Pacific Housing-Copper Canyon, LLC                               Delaware
Western Pacific Housing-Del Valle, LLC                                   Delaware
Western Pacific Housing-River Ridge, LLC                                 Delaware
Western Pacific Housing-Boardwalk, LLC                                   Delaware
Western Pacific Housing-Studio 528, LLC                                  Delaware
Western Pacific Housing-Terra Bay Duets, LLC                             Delaware
Western Pacific Housing-Torrey Meadows, LLC                              Delaware
Western Pacific Housing-Windemere, LLC                                   Delaware
Western Pacific Housing-Playa Vista, LLC                                 Delaware
Western Pacific Housing-Torrance, LLC                                    Delaware
SGS Communities at Grande Quay, LLC                                      New Jersey


         3.2. The Additional Guarantors shall execute and deliver a Guarantee, which shall be incorporated herein by reference in the form set forth in Exhibit B to the Indenture.

                                   ARTICLE IV.

                                MERGED GUARANTORS

         4.1 In accordance with Section 11.14 of the Indenture, the Company and the Trustee acknowledge that the following Merged Guarantors have merged with and into WPHI, and that all Obligations of the Merged Guarantors under the Securities, the Indenture, the Registration Rights Agreement and the Guarantees have been assumed by WPHI:

                           Porter LP LLC
                           Tracy, LLC (formerly WPH-Edgewood 56, LLC)
                           Western Pacific Housing-Agoura I, LLC
                           Western Pacific Housing-American Canyon, LLC
                           Western Pacific Housing-Bay Vista, LLC
                           Western Pacific Housing-Cabrera, LLC
                           Western Pacific Housing-Calvine, LLC
                           Western Pacific Housing-Cloverdale I, LLC
                           Western Pacific Housing-Cloverdale II, LLC
                           Western Pacific Housing-Cordelia Commons I, LLC Western Pacific Housing-Coto I, LLC
                           Western Pacific Housing-Cypress Woods, LLC
                           Western Pacific Housing-Deer Creek, LLC
                           Western Pacific Housing-East Park, LLC
                           Western Pacific Housing-Edgewood 45, LLC
                           Western Pacific Housing-Escondido, LLC
                           Western Pacific Housing-Fieldstone, LLC
                           Western Pacific Housing-Hercules MRB, LLC
                           Western Pacific Housing-Hercules Village, LLC Western Pacific Housing-Land Park North, LLC Western Pacific Housing-Laurel Woods II, LLC Western Pacific Housing-Martinez, LLC
                           Western Pacific Housing-Menifee, LLC
                           Western Pacific Housing-Montellano, LLC
                           Western Pacific Housing-Murrieta, LLC
                           Western Pacific Housing-Natomas Village 13, LLC Western Pacific Housing-Paradise Creek, LLC Western Pacific Housing-Providence I, LLC Western Pacific Housing-Rowland Heights, LLC Western Pacific Housing-Saddlebrook, LLC Western Pacific Housing-San Elijo, LLC
                           Western Pacific Housing-Simi I, LLC
                           Western Pacific Housing-Sonoma, LLC
                           Western Pacific Housing-Spanish Hills, LLC
                           Western Pacific Housing-Stone Lake, LLC
                           Western Pacific Housing-Sun Valley, LLC
                           Western Pacific Housing-Terra Bay Woods, LLC
                           Western Pacific Housing-Torrey Glenn, LLC
                           Western Pacific Housing-Towngate, LLC
                           Western Pacific Housing-Valpico, LLC
                           Western Pacific Housing-Westminster, LLC
                           Western Pacific Housing-Windsor Pointe, LLC
                           Western Pacific Housing-Black Mountain, LLC
                           Western Pacific Housing-Cameron Meadows, LLC
                           Western Pacific Housing-Carlsberg Ranch, LLC

                           Western Pacific Housing-Carpenteria, LLC
                           Western Pacific Housing-Dos Vientos 78, LLC
                           Western Pacific Housing-Fillmore, LLC
                           Western Pacific Housing-San Elijo Area R, LLC Western Pacific Housing-Scott Ranch, LLC
                           Western Pacific Housing-Sorrento, LLC
                           Western Pacific Housing-Torrey, LLC
                           Western Pacific Housing-Torrey Santa Fe, LLC
                           WPH-SAL2, L.P. (formerly WPH-Sunset Hills III, L.P.) WPH-SAL1, L.P.
                           WPH Management Co.
                           Western Pacific Housing-Altamar, LLC
                           Western Pacific Housing-Altura, L.P.
                           Western Pacific Housing-Arbor Hills, LLC
                           Western Pacific Housing-Bella Nevona, LLC
                           Western Pacific Housing-Carlsbad I, LLC
                           Western Pacific Housing-Carter Station, LLC
                           Western Pacific Housing-Corona, L.P.
                           Western Pacific Housing-Curran Grove, LLC
                           Western Pacific Housing-Del Sol
                           Western Pacific Housing-El Camino, LLC
                           Western Pacific Housing-Financing Partners
                           Western Pacific Housing-Glen View, LLC
                           Western Pacific Housing-Hamptons, L.P.
                           Western Pacific Housing-Mayfair, LLC
                           Western Pacific Housing-Pacific Park, L.P.
                           Western Pacific Housing-Penasquitos, LLC
                           Western Pacific Housing-Rancho Del Tio, LLC
                           Western Pacific Housing-Riverside I, LLC
                           Western Pacific Housing-San Simeon, L.P.
                           Western Pacific Housing-San Simeon II, L.P.
                           Western Pacific Housing-Shadow Creek, LLC
                           Western Pacific Housing-Skyridge, L.P.
                           Western Pacific Housing-Stanton I, LLC
                           Western Pacific Housing-Sunset Hills I, L.P.
                           Western Pacific Housing-Sunset Hills II, L.P. Western Pacific Housing-Sutton Place, LLC
                           Western Pacific Housing-Tiburon II, L.P.
                           Western Pacific Housing-Torrey Hills, LLC
                           Western Pacific Housing-Westlake, L.P.
                           Western Pacific Housing-Winterhaven, LLC
                           Western Pacific Housing-Woods, L.P.

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

         5.1. This First Supplemental Indenture constitutes a supplement to the Indenture, and the Indenture and this First Supplemental Indenture shall be read together and shall have the effect so far as practicable as though all of the provisions thereof and hereof are contained in one instrument.

         5.2 The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5.3 In the event that any provision in this First Supplemental Indenture or the Notes shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         5.4 The article and section headings herein are for convenience only and shall not affect the construction hereof.

         5.5 Any capitalized term used in this First Supplemental Indenture and not defined herein that is defined in the Indenture shall have the meaning specified in the Indenture, unless the context shall otherwise require.

         5.6 All covenants and agreements in this First Supplemental Indenture by the Company, the Existing Guarantors and the Additional Guarantors shall bind each of their successors and assigns, whether so expressed or not. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors and assigns.

         5.7 The laws of the State of New York shall govern this First Supplemental Indenture, the Notes and the Guarantees.

         5.8 Except as amended by this First Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.

         5.9 This First Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this First Supplemental Indenture.

         5.10 NO RECOURSE AGAINST OTHERS. A director, officer, controlling person, employee or stockholder, as such, of the Company or any Guarantor or any successor person thereof shall not have any liability for any Obligations, covenants or agreements of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and releases are part of the consideration for the issue of the Securities.

         5.11 The Trustee accepts the modifications of the trust effected by this First Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained which shall be taken as the statements of the Company and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this First Supplemental Indenture and the Trustee makes no representation with respect thereto.


            [SIGNATURES INTENTIONALLY APPEAR ON NEXT PAGE FOLLOWING]

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.



                                  D.R. HORTON, INC.

                                  By: /s/ SAMUEL R. FULLER
                                     --------------------------------------
                                     Samuel R. Fuller
                                     Executive Vice President,
                                     Chief Financial Officer, and Treasurer


                                  ADDITIONAL GUARANTORS:

                                  C. Richard Dobson Builders, Inc.
                                  CHI Construction Company
                                  CHTEX of Texas, Inc.
                                  Continental Homes, Inc.
                                  Continental Homes of Florida, Inc.
                                  Continental Residential, Inc.
                                  D.R. Horton, Inc. - Birmingham
                                  D.R. Horton, Inc. - Chicago
                                  D.R. Horton, Inc. - Denver
                                  D.R. Horton, Inc. - Dietz-Crane
                                  D.R. Horton, Inc. - Greensboro
                                  D.R. Horton, Inc. - Jacksonville
                                  D.R. Horton, Inc. - Louisville
                                  D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton, Inc. - Minnesota
                                  D.R. Horton, Inc. - New Jersey
                                  D.R. Horton, Inc. - Portland
                                  D.R. Horton, Inc. - Sacramento
                                  D.R. Horton San Diego Holding Company, Inc.
                                  D.R. Horton, Inc. - Torrey
                                  DRH Cambridge Homes, Inc.
                                  DRH Construction, Inc.
                                  DRH Regrem II, Inc.
                                  DRH Regrem III, Inc.
                                  DRH Regrem IV, Inc.
                                  DRH Regrem V, Inc.
                                  DRH Southwest Construction, Inc.
                                  DRH Title Company of Colorado, Inc.
                                  DRH Tucson Construction, Inc.
                                  DRHI, Inc.
                                  KDB Homes, Inc.

                                      Meadows I, Ltd.
                                      Meadows VIII, Ltd.
                                      Meadows IX, Inc.
                                      Meadows X, Inc.


                                      By: /s/ SAMUEL R. FULLER
                                         ---------------------------------------
                                         Samuel R. Fuller
                                         Treasurer

                                      DRH Regrem VIII, LLC
                                      DRH Cambridge Homes, LLC

                                               By: D.R. Horton, Inc. - Chicago,
                                                   a member

                                               By: /s/ SAMUEL R. FULLER
                                                  ------------------------------
                                                  Samuel R. Fuller
                                                  Treasurer

                                      D.R. Horton - Emerald, Ltd.
                                      D.R. Horton Management Company, Ltd.
                                      D.R. Horton-Texas, Ltd.
                                      DRH Regrem VII, LP

                                               By: Meadows I, Ltd., the general
                                                   partner

                                               By: /s/ SAMUEL R. FULLER
                                                  ------------------------------
                                                       Samuel R. Fuller
                                                       Treasurer

                                      SGS Communities At Grande Quay, LLC

                                               By:  Meadows IX, Inc., a member


                                               By: /s/ SAMUEL R. FULLER
                                                  ------------------------------
                                                  Samuel R. Fuller
                                                  Treasurer

                                                  and

                                               By: Meadows X, Inc., a member


                                               By: /s/ SAMUEL R. FULLER
                                                  ------------------------------
                                                  Samuel R. Fuller
                                                  Treasurer

                                      Continental Homes of Texas, L.P.

                                               By: CHTEX of Texas, Inc., the
                                                   general partner


                                               By: /s/ SAMUEL R. FULLER
                                                  ------------------------------
                                                  Samuel R. Fuller
                                                  Treasurer

                                        Meadows II, Ltd.
                                        CH Investments of Texas, Inc.



                                                By: /s/ WILLIAM PECK
                                                   -----------------------------
                                                   William Peck
                                                   President

                                        Western Pacific Housing, Inc.
                                        Western Pacific Housing-Park Avenue
                                          East, LLC
                                        Western Pacific Housing-Park Avenue
                                          West, LLC
                                        Western Pacific Housing-Copper Canyon,
                                          LLC
                                        Western Pacific Housing-Del Valle, LLC
                                        Western Pacific Housing-River Ridge, LLC
                                        Western Pacific Housing-Boardwalk, LLC
                                        Western Pacific Housing-Studio 528, LLC
                                        Western Pacific Housing-Terra Bay Duets,
                                          LLC
                                        Western Pacific Housing-Torrey Meadows,
                                          LLC
                                        Western Pacific Housing-Windemere, LLC
                                        Western Pacific Housing-Playa Vista, LLC
                                        Western Pacific Housing-Torrance, LLC


                                        By: /s/ THOMAS CONNELLY
                                           -------------------------------------
                                           Thomas Connelly, Chief Financial
                                           Officer and Secretary of each
                                           corporate guarantor and of each
                                           managing member or sole manager of
                                           each limited liability company
                                           guarantor


                                        D.R. Horton-Schuler Homes, LLC

                                                 By: Vertical Construction
                                                     Corporation, its manager



                                                 By:/s/ THOMAS CONNELLY
                                                    ----------------------------
                                                    Thomas Connelly
                                                    Chief Financial Officer
                                                    and Secretary

                                  EXISTING GUARANTORS:
                                  -------------------


                                  Melody Homes, Inc.
                                  Melody Mortgage Co.
                                  Schuler Homes of California, Inc.
                                  Schuler Homes of Washington, Inc.
                                  Schuler Homes of Oregon, Inc.
                                  SHLR of Washington, Inc.
                                  SHLR of Colorado, Inc.
                                  SHLR of Nevada, Inc.
                                  Schuler Realty/Maui, Inc.
                                  Schuler Realty/Oahu, Inc.
                                  Vertical Construction Corporation
                                  SHLR of Utah, Inc.
                                  Schuler Mortgage, Inc.
                                  SHLR of California, Inc.
                                  SSHI LLC (Stafford)
                                  SRHI LLC (Rielly)
                                  Schuler Homes of Arizona LLC
                                  SHA Construction LLC
                                  LAMCO Housing, Inc.
                                  AP LHI, Inc.
                                  APLAM, LLC
                                  AP Western GP Corporation
                                  AP WP Partners, L.P.
                                  AP WP Operating Corporation
                                  HPH Homebuilders 2000 LP
                                  Porter GP LLC
                                  Western Pacific Housing Management, Inc.
                                     (formerly known as Western Pacific
                                      Housing, Inc.)
                                  Western Pacific Housing-Antigua, LLC
                                  Western Pacific Housing-Broadway, LLC
                                  Western Pacific Housing-Carrillo, LLC
                                  Western Pacific Housing-Communications Hill,
                                     LLC
                                  Western Pacific Housing-Creekside, LLC
                                  Western Pacific Housing-Lomas Verdes, LLC
                                  Western Pacific Housing-Norco Estates, LLC
                                  Western Pacific Housing-Robinhood Ridge, LLC
                                  Western Pacific Housing-Vineyard Terrace, LLC Western Pacific Housing-Lyons Canyon Partners,
                                     LLC
                                  Western Pacific Housing-Torrey Village Center

                                 WPH-Camino Ruiz, LLC
                                 WPH-HPH LLC
                                 Western Pacific Funding, Inc.
                                 Western Pacific Housing-McGonigle Canyon, LLC Western Pacific Housing-Torrey Commercial, LLC Western Pacific Housing-Torrey Multi-Family,
                                    LLC
                                 Allegra, LLC
                                 Coto Venture, Ltd. (see WPH-Coto Venture, L.P.) HPH Homebuilders LP 1995
                                 HPH Homebuilders LP 1996
                                 Livermore Homebuilders LP
                                 Oakley-Avalon LP
                                 Western Pacific Housing-Aviara, L.P.
                                 Western Pacific Housing Co.
                                 Western Pacific Housing-Canyon Park, LLC
                                 Western Pacific Housing-Carmel, LLC
                                 Western Pacific Housing-Coto Venture, L.P.
                                 Western Pacific Housing-Culver City, L.P.
                                 Western Pacific Housing-Lost Hills Park, LLC
                                 Western Pacific Housing-Mountaingate, L.P.
                                 Western Pacific Housing-Oso, L.P.
                                 Western Pacific Housing-Pacific Park II, LLC
                                 Western Pacific Housing-Poinsettia, L.P.
                                 Western Pacific Housing-Santa Fe, LLC
                                 Western Pacific Housing-Scripps, L.P.
                                 Western Pacific Housing-Scripps II, LLC
                                 Western Pacific Housing-Seacove, L.P.
                                 Western Pacific Housing-Westlake II, L.P.
                                 Western Pacific Housing-Windflower, L.P.


                                 By: /s/ THOMAS CONNELLY
                                    --------------------------------------------
                                    Thomas Connelly, Chief Financial Officer and
                                    Secretary of each corporate guarantor, of
                                    each managing member or sole manager of each
                                    limited liability company guarantor, and of
                                    each general partner of each limited
                                    partnership guarantor

                                  U.S. Bank, N.A.


                                  By: /s/ GONZALO UREY
                                     -------------------------------------------
                                  Name: Gonzalo Urey
                                       -----------------------------------------
                                  Title: Assistant Vice President
                                        ----------------------------------------